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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 10, 2006
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                            EXOBOX TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   88-0456274
                      (IRS Employer Identification Number)

                          6303 Beverly Hill, Suite 210
                              Houston, Texas 77057
                    (Address of principal executive offices)

                           Robert B. Dillon, President
                            Exobox Technologies Corp.
                          6303 Beverly Hill, Suite 210
                              Houston, Texas 77057
                     (Name and address of agent for service)

                                 (713) 781-6173
          (Telephone number, including area code of agent for service)


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ITEM 8.  OTHER EVENTS

Item 8.01 - Other Events.

         Effective March 9, 2006, the litigation threatened by the Las Vegas lawyer in connection with his dispute with other shareholders has been resolved. The complaining party has executed a Release of the company and all of its related persons and entities. As a result, the matter is closed.

EXOBOX TECHNOLOGIES CORP.



By: /s/Robert B. Dillon
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      Robert B. Dillon, President

Dated: March 10, 2006